EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
Pursuant to Rule 13a-14(b) or Rule 15d-14(b) and 18 U.S.C. Section 1350
In connection with the Quarterly Report on Form 10-Q of The Meridian Resource Corporation (the “Company”) for the quarter ended September 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Paul D. Ching., Chief Executive Officer of the Company, certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1.	The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2009

/s/ Paul D. Ching
Paul D. Ching
Chief Executive Officer